UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 28, 2004

MONEYFLOW SYSTEMS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-74928	52-2325923
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite N, 7003 - Fifth Street SE, Calgary, Alberta T2H 2G2

 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(403) 319-0236

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

On October 28, 2004, MoneyFlow Systems International Inc. (the "Company") completed its previously announced acquisition of Interglobe Investigation Services Inc. ("Interglobe") wherein the Company agreed to issue to the principals of Interglobe 500,000 restricted shares of the Company’s common stock and 3,000,000 shares of a subsidiary corporation to be formed by the Company in exchange for acquiring Interglobe as a wholly owned subsidiary of the Company and the new subsidiary.  The Company's financial statements have been consolidated with those of Interglobe as a result of the Agreement.

The Company intends to continue to manage Interglobe's operations in a manner similar to that followed by Interglobe.  A copy of the Agreement between the Company and Interglobe is attached hereto.  Philip Moriarity was appointed to the board of directors of the Company subsequent to the acquisition of Interglobe and remains an officer and director of Interglobe.  The Agreement did not require either the Company or Interglobe to change or modify their currently existing board of directors or officers, although Mr. Moriarity has joined the Company’s board of directors.  The shares of common stock of the Company or its subsidiary issued to Philip Moriarity will be restricted from any sale or transfer into any public market that might develop for a period of two years from the closing date of the Agreement and the share certificates will bear a restrictive legend to that effect.

Interglobe’s historical financial statements are stated in Canadian dollars, the historical reporting currency for Interglobe.  The historical financial statements have been prepared in accordance with Canadian Generally Accepted Accounting Practices.

The Company will also incorporate in the Pro Forma financial statements to be filed by amendment to this Form 8-K Current Report the details of the sale of the majority its POS systems equipment as reported in an earlier filed Form 8-K Current Report.  The Company is of the view that this will adequately describe the financial impact of the transaction.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On November 1, 2004, the Company issued a press release announcing that the acquisition of Interglobe Investigative Services had been finalized and in connection with the acquisition Mr. Philip Moriarity had been appointed to and did join the Company’s board of directors, filling one of the two casual vacancies created by the resignations of Dale Tingley and Rick Scott.

Information regarding related party transactions between the Company and Mr. Moriarity is contained in Item 2.01 above.  A copy of the Company's press release announcing the conclusion of the transaction and Mr. Moriarity's appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of the Business Acquired. The Company expects that the audited financial statements required by this Item 9.01 will be completed and filed by amendment to this Form 8-K Current Report within 71 days after the date of this Form 8-K Current Report.

(b) Pro Forma Financial Information. As permitted by Item 9.01(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K within seventy one (71) calendar days after the date hereof.

(c) Exhibits

2.1

SHARE EXCHANGE AGREEMENT Between MoneyFlow Systems International Inc. and Interglobe Investigation Services Inc. and the Shareholders of Interglobe Investigation Services, Inc. dated October 28, 2004.

99.1

MoneyFlow Systems International Inc. News release dated November 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 1, 2004.

MoneyFlow Systems International Inc.,

a Nevada corporation

By: /s/ Harold F. Schultz

--------------------------------

Harold F. Schultz, President and CEO

Exhibit 2.1

SHARE EXCHANGE AGREEMENT

Between

MoneyFlow Systems International Inc.

And

Interglobe Investigation Services Inc.

 and the

Shareholders of Interglobe Investigation Services, Inc.

October 28, 2004

SHARE PURCHASE AND SALE AGREEMENT

THIS SHARE PURCHASE AND SALE AGREEMENT (this “Agreement”), dated effective as of October 28, 2004

BETWEEN:

Interglobe Investigation Services Inc., a British Columbia company with offices located at 708-1155 West Pender Street, Vancouver, B.C.  V6E 2P4

("Interglobe")

AND:

The shareholders of Interglobe Investigation Services Inc.

(the “Shareholders”)

AND:

MoneyFlow Systems International Inc., a Nevada corporation, having offices located at Suite N, 7003 – 5th, Street S.E., Calgary, Alberta, Canada  T2H 2G2

(“MoneyFlow”)

WHEREAS:

A.

Interglobe is a privately held, non-reporting corporation, with its principal operations located in Vancouver, British Columbia, Canada.

B.

MoneyFlow Systems International Inc. is a publicly held, reporting corporation, with its principal operations located in Calgary, Alberta, Canada.

C.

For the purposes of concluding the Share Exchange contemplated hereby, MoneyFlow will cause to be formed a new subsidiary in the jurisdiction of Nevada, which subsidiary company is to be named Interglobe Security Corp., or such other name as may be approved by the regulatory authorities (hereinafter “ISC”).

D.

The Shareholders desire to sell and MoneyFlow desires to purchase all of the outstanding shares of Interglobe pursuant to the terms and conditions of this Agreement.

AGREEMENT

In consideration of the foregoing recitals and the mutual promises contained herein, MoneyFlow, Interglobe and the Shareholders hereby agree as follows:

1.

Purchase and Sale of Shares

1.1

Property.  Subject to the terms and conditions of this Agreement, Shareholders agree to sell and assign to MoneyFlow on the Closing Date (as defined below), free and clear of all mortgages, security interests, liens, pledges, adverse claims and other encumbrances, (a) all of the outstanding shares of stock of Interglobe as set forth on Exhibit A attached hereto (collectively, the “Shares”).  In exchange for the Shares, MoneyFlow agrees to issue to the Shareholders on the Closing Date pro rata in accordance with their respective holdings of the shares on the date hereof, Five Hundred Thousand (500,000) common shares in the capital stock of MoneyFlow Systems International Inc., and Three Million (3,000,000) common shares in the capital stock of Interglobe Security Corp.

2.

Closing Date; Delivery

2.1

Closing Date.  The closing of the purchase and sale of the Shares (the “Closing”) will be held at the offices of MoneyFlow, at 10:00 a.m. on November 15, 2004, or at such earlier date as may be agreed in writing by Interglobe, Shareholders and MoneyFlow (the “Closing Date”).

2.2

Deliveries at Closing

(a)

Deliveries of Shareholders to MoneyFlow.  At the Closing, if the conditions precedent set forth in Section 5.2 are fulfilled in reasonable satisfaction, Shareholders will deliver to MoneyFlow (1) stock certificates or other documents of title representing all of the shares of stock held of record or beneficially owned in Interglobe on the Closing Date, duly endorsed by the Shareholders for transfer to MoneyFlow or ISC, per the direction of counsel for MoneyFlow.  Shareholders and Interglobe will also deliver such other documents and instruments as MoneyFlow may reasonably request to confirm that the Shareholders and Interglobe have performed all of their obligations and fulfilled all of the conditions of this Agreement.

(b)

Deliveries of MoneyFlow to Shareholders.  At the Closing, if the conditions precedent set forth in Section 5.1 are fulfilled in reasonable satisfaction, MoneyFlow will deliver to the Shareholders stock certificates representing Five Hundred Thousand (500,000) common shares in the capital stock of MoneyFlow Systems International Inc., and Three Million (3,000,000) shares of ISC Common Stock, par value $0.001 issued in the respective names of the Shareholders.  MoneyFlow will also deliver such other documents and instruments as the Shareholders may reasonably request to confirm that MoneyFlow has performed all of its obligations and fulfilled all of the conditions of this Agreement.

3.

Representations and Warranties of Interglobe.  Shareholders and Interglobe hereby represent and warrant to MoneyFlow that:

3.1

Organization, Standing and Authority of Interglobe.

(a)

Organization.  Interglobe is a corporation duly organized and validly existing under the laws of the Province of British Columbia and is in good standing as a domestic corporation under the laws of said Province.

(b)

Charter Documents.  Interglobe has furnished counsel for MoneyFlow with true and complete copies of its Articles of Incorporation, as amended to date, and its Bylaws as currently in effect.

(c)

Corporate Power.  Interglobe has all requisite corporate power to enter into this Agreement and to carry out and perform its obligations hereunder.

(d)

Authorization for Agreement.  The execution of this Agreement and the performance of the terms set out herein have been duly authorized by its Board of Directors.  Upon execution and delivery of this Agreement on behalf of Interglobe, this Agreement will constitute the valid and legally binding obligation of Interglobe, enforceable in accordance with its terms and conditions.  The execution, delivery and performance of this Agreement and compliance with the provisions hereof by Interglobe does not and will not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, Interglobe’s Articles of Incorporation, as amended, Interglobe’s current Bylaws, or any statute, law, rule or regulation or any order, judgment, decree, indenture, mortgage lease or other agreement or instrument to which Interglobe  is subject.

(e)

Financial Statements.  The audited financial statements of Interglobe as of December 31, 2002, and December 31 2003, and the unaudited financial statements for the nine month period ended September 30, 2004, are attached hereto as Exhibit B (the “Financial Statements”).  The Financial Statements present fairly the financial condition of Interglobe as of the periods covered in conformity with generally accepted accounting principles applied on a basis consistent with preceding periods.

(f)

Material Changes.  Since December 31, 2003, there have been no material adverse changes in the financial condition of Interglobe from that shown on the Financial Statements other than as previously disclosed to MoneyFlow, or, which, if known, would dissuade MoneyFlow from entering into the Agreement.

3.2

Financial and Operating Status of Interglobe.

(a)

Tax Returns.  Interglobe has duly filed all required federal, provincial and local tax returns, and all taxes, assessments and penalties set forth in such returns have been timely and fully paid or adequately reserved against in the Financial Statements.  No tax return filed on behalf of Interglobe has ever been audited by any governmental taxing authority.

(b)

Contracts and Commitments.  Interglobe has no written or oral contracts or commitments involving any obligation, consideration or expenditure, outside the purchase of normal inventory items in quantities in accordance with previous practices, except as set forth in the Schedule of Disclosures attached hereto as Exhibit D. Interglobe has delivered to MoneyFlow’ counsel true, complete and correct copies of all such contracts and commitments, together with all amendments thereto, all of which are listed on the Schedule of Disclosures, and all such contracts are in full force and effect in the form delivered.  Interglobe has set forth in the Schedule of Disclosures (i) all insurance policies in force on the date hereof; (ii) the names and locations of all banks and other depositories in which it has accounts or safe deposit boxes and the names of persons authorized to sign checks, drafts or other instruments drawn thereon or to have access thereof; (iii) all mortgages, promissory notes, deeds of trust, loan or credit agreements or similar agreements, or modifications thereof, to which it is a party and all amounts thereof; and (iv) all accounts receivable of Interglobe as of December 31, 2003 and as reflected in the Financial Statements(v) all security licenses.

(c)

Employees.  Interglobe does not have any collective bargaining agreements with any of its employees.  Interglobe is not a party to any contract with any of its employees, consultants, advisors, sales representatives, distributors or customers that is not terminable by Interglobe without liability, penalty or premium on 30 days’ notice, except as otherwise set forth in the Schedule of Disclosures.

(d)

Benefits.  Interglobe does not have any health, dental, pension, retirement, or other benefit programs for its employees or in which its employees participate, except as set forth in the Schedule of Disclosures.

(e)

Inventory.  All inventory of Interglobe is saleable and in good condition, the value of which as of December 31, 2003 has been written down or reserved to amounts not in excess of realizable market value.

(f)

Equipment.  All equipment of Interglobe is in good order and repair except minor defects which do not materially interfere with the continued use of such equipment.

(g)

Litigation.  There is no action, proceeding or investigation pending or, to the knowledge of Interglobe, threatened against Interglobe, or any of Interglobe’ property or assets which might result in any material and adverse change in the property, assets or financial condition of Interglobe, nor, to the knowledge of Interglobe, is there any basis for any such action, proceeding or investigation.  To the best knowledge of Interglobe, it is in compliance in all material respects with all laws and regulations applicable to it, its properties and businesses.

4.

Representations and Warranties of MoneyFlow.  MoneyFlow hereby represents and warrants to Interglobe and the Shareholders that the matters set forth in the following subsections of this Section 4 are true and correct.

4.1

Corporate Organization

(a)

Organization.  ISC is, or will be at the time of closing, a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

(b)

Financial Statements.  The audited consolidated financial statements of ISC’s parent company, MoneyFlow Systems International Inc., for its last fiscal year are attached hereto as Exhibit D (the “MoneyFlow Systems International Inc. Financial Statements”).  The MoneyFlow Systems International Inc. Financial Statements present fairly the financial condition of ISC’s parent company as of the periods covered in conformity with generally accepted accounting principles applied on a basis consistent with preceding periods.

(c)

Material Changes.  Since the last quarterly MoneyFlow Financial Statements, there have been no material changes in the financial condition of MoneyFlow from that shown on the MoneyFlow Financial Statements as of such date.

(d)

Reporting Status.  ISC is not yet a public or a reporting company under Section 13 or 15(d) of the Securities Exchange Act of 1934.  None of the information contained in any of the reports filed by ISC pursuant to Section 13 of such statute contains any misstatement of a material fact or omits any information required to make the information contained therein not materially misleading.  The parties hereby acknowledge that it is the intention of the parties to have ISC achieve reporting status as soon as is practicable.

4.2

Due Execution and Enforceability.  The execution, delivery and performance of this Agreement and the other agreements between the parties hereto referred to herein by and on behalf of MoneyFlow have been duly and validly authorized by the MoneyFlow Board of Directors.

5.

Conditions to Closing

5.1

Conditions to Obligations of MoneyFlow.  The obligations of MoneyFlow to purchase the Shares at the Closing and to consummate any other transaction contemplated by this Agreement are subject to the fulfillment to MoneyFlow’ satisfaction on or prior to the Closing date of the following conditions, any of which may be waived in whole or in part by MoneyFlow.

(a)

Representation and Warranties.  The representations and warranties made by the Shareholders and Interglobe in Section 3 above shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made and given on and as of the Closing Date, and the Shareholders and Interglobe shall have performed and complied with all agreements and obligations to be performed by it under this Agreement on or prior to the Closing.

(b)

Authorization.  Interglobe shall have obtained all Board of Directors approval necessary to authorize its participation in the transaction described in this Agreement.

(c)

No Adverse Change.  Prior to the Closing there shall not have occurred any loss or destruction of any material part of the assets of Interglobe or any material and adverse change in the financial condition, properties, business or operation of Interglobe from that shown in the Financial Statements.

(d)

Documents and Instruments Satisfactory.  All documents and instruments to be provided by Interglobe and the Shareholders in connection with the transactions contemplated by this Agreement must be satisfactory in form and substance to counsel for MoneyFlow.

5.2

Conditions to Obligations of Interglobe and Its Shareholders.  The obligations of the Shareholders and Interglobe to consummate this Agreement and carry out and perform their obligations hereunder are subject to the satisfaction of all of the following conditions unless waived by Shareholders.

(a)

Representations and Warranties True at Closing.  The representations and warranties made by MoneyFlow in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made and given on as of the Closing Date.  MoneyFlow shall have performed and complied in all material respects with all agreements and obligations to be performed by it under this Agreement on or before the Closing Date.

(b)

Authorization.  MoneyFlow shall have obtained all Board of Directors approval necessary to authorize its participation in the transaction described in this agreement.

(c)

No Adverse Change.  Prior to the Closing there shall not have occurred any material and adverse change in the financial condition, properties, business or operations of MoneyFlow since the date of this Agreement.

(d)

Documents and Instruments Satisfactory.  All documents and instruments to be provided by MoneyFlow in connection with the transactions contemplated by this Agreement must be satisfactory in form and substance to counsel for Shareholders and Interglobe.

(e)

Due Diligence Satisfactory.  Shareholders and Interglobe have received all of the information reasonably requested by them from MoneyFlow in connection with this transaction, and, based on its due diligence investigation, are satisfied with the financial and operating condition of MoneyFlow.

6.

Covenants and Agreements of Interglobe.

6.1

Access to Information.  From and after the date of this Agreement and until the Closing, Shareholders agree that the authorized representatives of MoneyFlow shall have access during normal business hours to the properties, facilities, books, records, contracts and documents of Interglobe and Interglobe shall furnish or cause to be furnished to the authorized representatives of MoneyFlow copies of all documents and all information with respect to the affairs and businesses of Interglobe that MoneyFlow’ representatives may reasonably request.  MoneyFlow shall keep all such information confidential and shall not use the same for any purpose or disclose the same to any other person or entity pending the consummation of the transactions contemplated hereby.

6.2

Conduct of Business Pending the Closing.  Unless expressly consented to by MoneyFlow or otherwise permitted or required under this Agreement, from and after the date of this Agreement and until the Closing or the termination or abandonment of this Agreement as provided herein:

(a)

Business in the Ordinary Course.  Interglobe will (i) conduct its business only in the ordinary course in the same manner as before date of this Agreement, (ii) will not institute any unusual or novel methods of manufacture, purchase, sale, lease, service, accounting or operation, (iii) will not grant any increase in the rate of pay or other benefits or compensation of any officers or employees, and (iv) will not enter into, amend or terminate any contract or commitment not in the usual and ordinary course of business and consistent with Interglobe’s past practice.

(b)

Indebtedness.  Interglobe will not (i) incur or assume or guarantee any indebtedness other than indebtedness incurred in the usual and ordinary course of business for goods or services or pursuant to existing commitments or agreements previously disclosed in writing to MoneyFlow under this Agreement, or (ii) enter into, execute or deliver any agreement or writing to the release or settlement of claims, except as otherwise provided by this Agreement.

(c)

Corporate Structure.  Interglobe will not (i) amend its articles of incorporation or bylaws or change its officers or directors or (ii) issue any additional capital stock or other securities or grant any warrants, options or rights to purchase or acquire any capital stock or other securities of Interglobe, or (iii) merge or consolidate with any other corporation or acquire all or substantially all of the stock, business or assets of any other person or entity or sell, assign or transfer substantially all of its assets or outstanding securities to any other person or entity.

(d)

Dividends and Capital Stock.  Interglobe will not (i) declare or pay any dividend or make any stock split or stock dividend or other distribution with respect to its capital stock, or (ii) directly or indirectly redeem, purchase or otherwise acquire for value any of its capital stock.

(e)

Banking Relationships.  No change will be made affecting Interglobe’s banking relationships and Interglobe shall open no new bank or other deposit accounts.

(f)

Insurance.  Interglobe will maintain in full force and effect, all policies of insurance now in effect and will give all notices and present all claims under all policies in a timely fashion.

(g)

Licenses:  Interglobe will maintain in full force and effect, all related security licenses now in effect.

7.

Covenants and Agreements of MoneyFlow.

7.1

MoneyFlow shall not, nor shall it cause, permit or suffer Interglobe to, in each case without the prior majority consent of the shareholders of MoneyFlow:

(a)

elect as directors of Interglobe any more than three individuals, one of whom shall be Phillip Moriarty or persons designated by him or remove any such directors so elected,

(b)

sell, hypothecate, liquidate or otherwise dispose of all or any significant portion of the assets of Interglobe or any interest therein;

(c)

merge or consolidate Interglobe with any other person or entity or enter into any plan or agreement with respect thereto;

(d)

enter into any agreement between Interglobe and MoneyFlow, or between Interglobe and any person or entity controlled by Interglobe, any person or entity controlling Interglobe or any person or entity under common control with Interglobe (any person or entity controlling, controlled by or under common control with Interglobe is referenced herein as a “Interglobe Affiliate”);

(e)

issue any shares of the capital stock of Interglobe  or any shares or other securities convertible into or exchangeable or exercisable for such shares of capital stock except to the extent contemplated by Section 7.6 hereof and except to the extent such shares or other securities are issued in connection with a public distribution thereof in a transaction or series of transactions approved by the Board of Directors of Interglobe;

(f)

incur any indebtedness of Interglobe for borrowed money, either directly or as guarantor of any obligations of MoneyFlow or any Interglobe Affiliate;

(g)

adopt any plan or petition any court or governmental agency for the dissolution of Interglobe; or

(h)

take any action of Interglobe or permit or suffer the occurrence of any action of Interglobe  that is otherwise within the prerogatives of the Board of Directors of a corporation organized under the laws of the Province of British Columbia.

8.

Miscellaneous.

8.1

Successors and Assigns.  This Agreement and the terms and conditions contained herein are binding upon, and will inure to the benefit of, the parties hereto and their respective representatives, executors, administrators, heirs, successors and assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any rights or obligations hereunder may be assigned, directly, indirectly, voluntarily or involuntarily, except by operation or law, by any party to this Agreement.

8.2

Governing Law; Severability.  This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.  If any provision of this Agreement is found to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and the remaining provisions of this Agreement will continue unaffected.

8.3

Waivers.  No waiver by any party hereto of any term or condition of this Agreement will be effective unless set forth in a writing signed by such party.  No waiver of any provision of this Agreement will be deemed a waiver of any other provision, or constitute a continuing waiver unless otherwise expressly provided in writing by the waiving party.  No failure or delay on the part of any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise of any other rights, powers or privileges.

8.4

Entire Agreement; Modifications.  This Agreement, together with the exhibits and schedules attached hereto, each of which is incorporated herein by this reference, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes in its entirety all prior and contemporaneous agreements, understandings, negotiations and discussions between the parties (specifically including without limitation the letter of intent dated August 2, 2004 and executed by MoneyFlow and Interglobe in connection with this Agreement), whether oral or written, with respect to the subject matter of this Agreement.  No supplement, modification or amendment to this Agreement will be binding unless executed in writing by Interglobe, Shareholders and MoneyFlow.

8.5

Notices.  All notices and other communications required or permitted under this Agreement will be in writing and may be hand delivered, mailed by first-class mail, postage prepaid, or sent via facsimile.  Unless otherwise agreed to in writing by the parties, such notices and other communications shall be addressed to the parties as follows:

If to MoneyFlow:

MoneyFlow Systems International Inc.

Suite N, 7003 – 5th Street S.E.

Calgary, Alberta, Canada  T2H 2G2

Attention:  Hal Schultz, Director

If to Interglobe:

Interglobe Investigation Services Inc.

708-1155 West Pender Street

Vancouver, B.C.  V6E 2P4

Attention:  Philip Moriarty, President

8.6

Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

8.7

Headings; References.  Headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.8

Expenses.  Each of the parties hereto shall bear all of the fees and expenses, including, without limitation, the fees and expenses of counsel and accountants incurred by itself in the negotiation, preparation and execution of this Agreement and in the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective for all purposes as of the date first written above.

MoneyFlow Systems International Inc.

Per: ___________________________

Hal Schultz, President

Interglobe Investigation Services, Inc.

By: ___________________________

Philip Moriarty, President

The Undersigned Shareholders of Interglobe Investigations Inc.

___________________________________

(Signature)

Exhibit 99.1

NEWS RELEASE

FOR RELEASE ON NOVEMBER 1, 2004

Trading Symbol: MFLW (OTCBB)

COMPANY COMPLETES ACQUISITION OF INTERGLOBE INVESTIGATION SERVICES INC.

Calgary, Alberta – November 1, 2004 - MONEYFLOW SYSTEMS INTERNATIONAL INC.; (NASDAQ: OTC.BB - Symbol: MFLW) – Hal Schultz, President of MoneyFlow Systems International Inc. (“MoneyFlow”), reports that the Company has now completed the earlier announced acquisition of Interglobe Investigation Services Inc. (“Interglobe”) to acquire all of the issued and outstanding shares of Interglobe.  The final terms of the agreement specify that in exchange for all of the outstanding of Interglobe the Company will issue 500,000 common shares of MoneyFlow and 3,000,000 common shares of a subsidiary corporation of MoneyFlow to be formed for the purpose of better defining the strategic business initiative that this acquisition represents.

As was earlier reported Interglobe Investigation Services Inc. provides investigation services to corporations and individuals that include security consulting, loss prevention, forensic computing, VIP and executive safety, criminal harassment (stalking crimes), investigating international crime, due diligence, homicides, abductions, missing persons, canine bomb, narcotics detection, security and protection.  Interglobe owns all of its investigative equipment, so it is not reliant on rentals or other companies, and can transport equipment overnight to remote field operatives as needed. Interglobe has a strong customer service organization focusing on client results, and has earned a reputation through client satisfaction in referrals and media profiling.

“This acquisition represents a strategic move forward in our digital surveillance division,” remarked Hal Schultz, President of MoneyFlow.  “We have already identified several areas where the combination of our businesses will augment our sales and growth initiatives for our surveillance and security products, as well as giving us entry into certain key market sectors.  We are convinced that the underlying business of Interglobe is a perfect fit with our own security and surveillance initiatives. With Mr. Moriarity’s background we feel that we are adding a tremendous asset to our team.”

Mr. Schultz additionally reports that in anticipation of the current refocusing of corporate direction and development, and to provide greater flexibility in future additions to management, the Company had received the resignations of two of the Company’s directors, Mr. Dale Tingley and Mr. Rick Scott, creating casual vacancies on the Company’s board of directors.  “We wish to extend our thanks to both Mr. Tingley and Mr. Scott for their assistance with our growth and development to this stage. Mr. Scott will continue to work with the company in his capacity as a senior sales and marketing representative for the Company’s surveillance and security products.”

In connection with the acquisition of Interglobe, an invitation to join the Company’s board of directors was extended Mr. Moriarity who filled one of the casual vacancies.  “I am looking forward to contributing to the growth of our combined companies,” said Mr. Moriarity.  “Our current sales initiatives should start to yield improved sales results almost immediately.  We are going to be moving aggressively into the security sector as we see this as an area of significant growth potential.”

MoneyFlow Systems International Inc., a Nevada corporation, is in the business of providing electronic financial transaction products and services through its wholly owned Canadian subsidiaries, Security Bancorp Inc., (SBI) and Intercash POS Systems Ltd., and employs CA$H STATION® as its Branded and registered trademark.  The company has two distinct business divisions. The financial services division supplies, installs, maintains and manages electronic funds transfer (EFT) terminals, (e.g. Automated Teller Machines (ATMs) and Point of Sale (POS) Terminals), to facilitate the convenient dispensing of cash, purchase payment systems and other services to merchants and consumers.  In addition, through its security division “Interglobe Investigation Services Inc”, it provides investigation services to corporations and individuals that include security consulting, loss prevention, forensic computing, VIP and executive safety, criminal harassment (stalking crimes), investigating international crime, due diligence, homicides, abductions, missing persons, canine bomb & narcotics detection, security and protection. MoneyFlow has developed its "Remote Access Digital Video Recorder", which it manufactures and sells as the core of its surveillance systems and through Interglobe, the Company provides remote access digital video surveillance systems to homes, business, industry and government facilities.  Users of the surveillance systems may view their location live, anytime from anywhere there is Internet access.

Cautionary Statement: This news release may include certain "Forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act, as amended. All statements, other than statements of historical fact, included in this release are forward-looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.  All forward-looking statements in this release are expressly qualified by this notice.

CONTACT:

MoneyFlow Systems International Inc.

Investor Relations: 1-403-319-0236